QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 24

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ ROBERT J. DARNALL Robert J. Darnall Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ JOHN M. DEUTCH John M. Deutch Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ ALEXIS M. HERMAN Alexis M. Herman Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ WILLIAM I. MILLER William I. Miller Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ GEORGIA R. NELSON Georgia R. Nelson Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ CARL WARE Carl Ware Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ J. LAWRENCE WILSON J. Lawrence Wilson Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ THEODORE M. SOLSO Theodore M. Solso Director and Chairman and Chief Executive Officer (Principal Executive Officer)

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ JEAN S. BLACKWELL Jean S. Blackwell Executive Vice President—Chief Financial Officer (Principal Financial Officer)

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt with full power to act without the other as their true and lawful attorneys-in-fact and agents, with full and several powers of substitution and re-substitution for them in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2007 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 12, 2008
/s/ F. JOSEPH LOUGHREY F. Joseph Loughrey Director and President and Chief Operating Officer

QuickLinks

  EXHIBIT 24
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY
CUMMINS INC. POWER OF ATTORNEY